SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 8, 2004


                     AVALON DIGITAL MARKETING SYSTEMS, INC.
             (Exact name of registrant as specified in its Charter)


         Delaware                     000-28403                  77-0511097
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                     Identification No.)


5255 N. Edgewood Drive, Suite 250, Provo, Utah                   84604
(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, Including Area Code:  (801) 225-7073



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Other Events and Financial Statements & Exhibits

Item 8.01   Other Events.

         On September 5, 2003, Avalon Digital Marketing Systems, Inc., a Delaware corporation ("Avalon" or the "Company") filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filing was made in the United States Bankruptcy Court in Salt Lake City, Utah (the "Bankruptcy Court"). The case has been assigned to Judge Glen E. Clark and the case is being administered under Case Number 03-35180.

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports (the "Operating Reports") with the Bankruptcy Court. In accordance with the Commission's general guidance as set forth in SEC Releaseo N. 34-9660, the Company is filing portions of Operating Reports under cover of Form 8-K in lieu of the reports the Company otherwise would be required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act") including quarterly and annual reports on Forms 10-Q and 10-K, respectively.

         The Company's unconsolidated, unaudited balance sheets and income statements from its Operating Reports for the periods from September 1, 2004 to September 30, 2004 are filed as Exhibit 99.1 hereto and incorporated by reference herein.

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports since they contain unaudited information, and are in a format prescribed by applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise are different from reports the Company otherwise would file pursuant to the Exchange Act. Moreover, the Operating Reports and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.

Item 9.01   Exhibits.

(c) Exhibits.

Exhibit No.                Description
----------                 -----------
   99.1           Income Statement and Balance Sheet for the month ended
                  September 30, 2004



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     AVALON DIGITAL MARKETING SYSTEMS, INC.




                                     By:  /s/Robert I. Webber
                                          ------------------------------------
                                          Robert I. Webber
                                          Title: President and Chief Executive
                                          Officer




Dated: November 8, 2004
       ----------------






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